Exhibit 24.1
GARDNER DENVER HOLDINGS, INC.
REGISTRATION STATEMENT ON FORM S-1
POWER OF ATTORNEY

Each of the undersigned directors and officers of Gardner Denver Holdings, Inc., a Delaware corporation (the “Registrant”), hereby constitutes and appoints each of Vicente Reynal, Philip T. Herndon and Andrew Schiesl, any of whom may act without joinder of the other, as the true and lawful attorney-in-fact or attorneys-in-fact of the undersigned, with full power of substitution and resubstitution, to execute and file with the Securities and Exchange Commission under the Securities Act of 1933 the registration statement on Form S-1 relating to the registration of shares of Common Stock, par value $0.01 per share, of the Registrant by the Registrant under the Securities Act of 1933 as amended, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act of 1933, with full power and authority to do and perform any and all acts and things necessary, appropriate or desirable to be done in the premises, or in the name, place and stead of the undersigned, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and approving all that said attorneys-in-fact or any of them and any substitute therefor may lawfully do or cause to be done by virtue thereof.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

Executed as of this 15th day of February 2018.

Signature	Title

/s/ Vicente Reynal	Chief Executive Officer (principal executive officer), Director
Vicente Reynal

/s/ Philip T. Herndon	Chief Financial Officer (principal financial officer)
Philip T. Herndon

/s/ Mark Sweeney	Chief Accounting Officer (principal accounting officer)
Mark Sweeney

/s/ Peter Stavros	Director
Peter Stavros

/s/ Brandon F. Brahm	Director
Brandon F. Brahm

/s/ William P. Donnelly	Director
William P. Donnelly

/s/ John Humphrey	Director
John Humphrey

/s/ William E. Kassling	Director
William E. Kassling

/s/ Michael V. Marn	Director
Michael V. Marn

/s/ Nickolas Vande Steeg	Director
Nickolas Vande Steeg

/s/ Joshua T. Weisenbeck	Director
Joshua T. Weisenbeck